                                     Exhibit 13

                           Lincoln National Life Account H

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


A.   STANDARDIZED PERFORMANCE SINCE SEPARATE ACCOUNT INCEPTION WITH THE EGMDB

     The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

                         n
          P * ( 1 + T ) ^ = ERV

          Where:

          P = a hypothetical initial purchase payment of $1,000

          T = average annual total return for the period in question

          n = number of years

          ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

     The formula assumes that: 1) all recurring fees have been charged to the contract owner's accounts; 2) all applicable non-recurring charges are deducted at the beginning of the period in question; and 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

SEPARATE ACCOUNT H,   A SHARE CLASS WITH EGMDB - STANDARDIZED 1 YEAR RETURNS

----------------------------------------------------------------------------------------------------------------------------------
                                           One Year Returns Period Ending 12/31/97
----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
                       Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
      Fund Value     $1,214.85  $1,175.02    $1,049.60    $981.88   $1,012.64   $1,125.07     $1,018.32     $1,028.29    $1,016.98
     Annual Return       21.48%    17.50%        4.96%      -1.81%      1.26%       12.51%        1.83%         2.83%        1.70%
----------------------------------------------------------------------------------------------------------------------------------


CALCULATION OF ANNUAL RETURN

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value)

Annual Return = Fund Value / 1000 - 1

UNIT VALUES

----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
         Date          Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
       12/31/96       2.363228  2.264944     2.094614    1.342518   1.635543     2.073652      1.804473     1.048670        N/A
       12/31/97       3.046107  2.823723     2.332626    1.398616   1.757259     2.475333      1.949640     1.144127      1.079025
----------------------------------------------------------------------------------------------------------------------------------


SEPARATE ACCOUNT H,   A SHARE CLASS WITH EGMDB - STANDARDIZED 5 YEAR RETURNS

----------------------------------------------------------------------------------------------------------------------------------
                                                     Five Year Returns Period Ending 12/31/97
----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
                       Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
     Fund Value     $2,067.91  $2,049.81    $1,517.11   $1,118.97  $1,234.43   $1,790.91     $1,779.64        N/A          N/A
     Annual Return     15.64%    15.44%        8.69%       2.27%      4.30%       12.36%        12.22%         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------


CALCULATION OF ANNUAL RETURN

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-92 Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/5)  - 1

UNIT VALUES

----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
         Date          Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
       12/31/92       1.388339  1.298344     1.449141    1.178039   1.341689     1.302693      1.032530        N/A          N/A
       12/31/97       3.046107  2.823723     2.332626    1.398616   1.757259     2.475333      1.949640     1.144127      1.079025
----------------------------------------------------------------------------------------------------------------------------------

SEPARATE ACCOUNT H,   A SHARE CLASS WITH EGMDB - STANDARDIZED LIFETIME RETURNS

-----------------------------------------------------------------------------------------------------------------------------------
                                           Lifetime Returns Period Ending 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
                       Series    Income        Bond                             Allocation                                 Growth
-----------------------------------------------------------------------------------------------------------------------------------
      Fund Value     $2,870.96  $2,661.36    $2,198.50   $1,318.20  $1,656.22   $2,333.00     $1,837.60     $1,078.34    $1,016.98
     Annual Return       13.34%    12.32%        9.81%       3.33%      6.17%       10.58%         8.25%         3.85%        2.55%
     Period(years)   8.4219178  8.4219178    8.4219178   8.4219178  8.4219178   8.4219178     7.6739726     1.9972603   0.668493151
-----------------------------------------------------------------------------------------------------------------------------------

CALCULATION OF ANNUAL RETURN

 Lifetime

Fund Value = 1000 * (1 - .0575) * (31-Dec-97 Unit Value / Inception Date Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/ Period)  - 1

UNIT VALUES

----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
                       Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
    Inception Date    08/01/89  08/01/89     08/01/89    08/01/89   08/01/89     08/01/89      05/01/90     01/02/96      05/01/97
    Incep. Date UV    1.000000  1.000000     1.000000    1.000000   1.000000     1.000000      0.999963     1.000000      1.000000
----------------------------------------------------------------------------------------------------------------------------------
         Date
----------------------------------------------------------------------------------------------------------------------------------
       12/31/97       3.046107  2.823723     2.332626    1.398616   1.757259     2.475333      1.949640     1.144127      1.079025
----------------------------------------------------------------------------------------------------------------------------------

B.   STANDARDIZED PERFORMANCE SINCE SEPARATE ACCOUNT INCEPTION WITHOUT THE EGMDB

     The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

                         n
          P * ( 1 + T ) ^ = ERV

          Where:

          P = a hypothetical initial purchase payment of $1,000

          T = average annual total return for the period in question

          n = number of years

          ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).


          The formula assumes that: 1) all recurring fees have been charged to the contract owner's accounts; 2) all applicable non-recurring charges are deducted at the beginning of the period in question; and 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

SEPARATE ACCOUNT H,   A SHARE CLASS WITHOUT EGMDB - STANDARDIZED 1 YEAR RETURNS

----------------------------------------------------------------------------------------------------------------------------------
                                           One Year Returns Period Ending 12/31/97
----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
                       Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
     Fund Value     $1,215.95  $1,176.09    $1,050.55    $982.78   $1,013.56   $1,126.09     $1,019.25     $1,029.23    $1,017.60
    Annual Return       21.59%     17.61%        5.06%     -1.72%       1.36%      12.61%         1.92%         2.92%        1.76%
----------------------------------------------------------------------------------------------------------------------------------


CALCULATION OF ANNUAL RETURN

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value)

Annual Return = Fund Value / 1000 - 1

UNIT VALUES

----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
         Date          Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
       12/31/96       2.379193  2.280245     2.108765    1.351587   1.646593     2.087662      1.815430     1.049620        N/A
       12/31/97       3.069472  2.845382     2.350519    1.409344   1.770738     2.494320      1.963261     1.146204      1.079678
----------------------------------------------------------------------------------------------------------------------------------


SEPARATE ACCOUNT H,   A SHARE CLASS WITHOUT EGMDB - STANDARDIZED 5 YEAR RETURNS

----------------------------------------------------------------------------------------------------------------------------------
                                                     Five Year Returns Period Ending 12/31/97
----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
                       Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
      Fund Value     $2,077.32  $2,059.14    $1,524.01   $1,124.07  $1,240.04   $1,799.06     $1,787.74        N/A          N/A
     Annual Return     15.74%    15.54%        8.79%       2.37%      4.40%       12.46%        12.32%         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------


CALCULATION OF ANNUAL RETURN

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-92 Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/5)  - 1

UNIT VALUES

----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
         Date          Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
       12/31/92       1.392650  1.302375     1.453642    1.181698   1.345855     1.306738      1.035033        N/A          N/A
       12/31/97       3.069472  2.845382     2.350519    1.409344   1.770738     2.494320      1.963261     1.146204      1.079678
----------------------------------------------------------------------------------------------------------------------------------

SEPARATE ACCOUNT H,   A SHARE CLASS WITHOUT EGMDB - STANDARDIZED LIFETIME
RETURNS

----------------------------------------------------------------------------------------------------------------------------------
                                              Lifetime Returns Period Ending 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
                       Series    Income        Bond                             Allocation                                 Growth
-----------------------------------------------------------------------------------------------------------------------------------
      Fund Value     $2,892.98  $2,681.77    $2,215.36   $1,328.31  $1,668.92   $2,350.90     $1,850.44     $1,080.30    $1,017.60
     Annual Return     13.44%    12.43%        9.90%       3.43%      6.27%       10.68%        8.35%         3.94%        2.64%
     Period(years)   8.4219178  8.4219178    8.4219178   8.4219178  8.4219178   8.4219178     7.6739726     1.9972603   0.668493151
-----------------------------------------------------------------------------------------------------------------------------------

CALCULATION OF ANNUAL RETURN

Lifetime

Fund Value = 1000 * (1 - .0575) * (31-Dec-97 Unit Value / Inception Date Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/ Period)  - 1

UNIT VALUES

----------------------------------------------------------------------------------------------------------------------------------
                       Growth    Growth     High Yield     Cash       Gov't       Asset     International     Bond         Global
                       Series    Income        Bond                             Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
    Inception Date    08/01/89  08/01/89     08/01/89    08/01/89   08/01/89     08/01/89      05/01/90     01/02/96      05/01/97
    Incep. Date UV    1.000000  1.000000     1.000000    1.000000   1.000000     1.000000      0.999963     1.000000      1.000000
----------------------------------------------------------------------------------------------------------------------------------
         Date
----------------------------------------------------------------------------------------------------------------------------------
       12/31/97       3.069472  2.845382     2.350519    1.409344   1.770738     2.494320      1.963261     1.146204      1.079678
----------------------------------------------------------------------------------------------------------------------------------

C.   STANDARDIZED PERFORMANCE SINCE FUND INCEPTION WITH THE EGMDB

     The Fund historical performance for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

                         n
          P * ( 1 + T ) ^ = ERV

          Where:

          P = a hypothetical initial purchase payment of $1,000

          T = average annual total return for the period in question

          n = number of years

          ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).


     The formula assumes that: 1) all recurring fees have been charged to the contract owner's accounts; 2) all applicable non-recurring charges are deducted at the beginning of the period in question; and 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

SEPARATE ACCOUNT H,   A SHARE CLASS WITH EGMDB - STANDARDIZED 1 YEAR RETURNS

-----------------------------------------------------------------------------------------------------------------------------------
                                               One Year Returns Period Ending 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                        Growth     Growth     High Yield     Cash      Gov't       Asset     International     Bond         Global
                        Series     Income        Bond                           Allocation                                  Growth
-----------------------------------------------------------------------------------------------------------------------------------
       Fund Value      $1,214.85  $1,175.02    $1,049.60    $981.88  $1,012.64   $1,125.07     $1,018.32     $1,028.29    $1,016.98
     Annual Return      21.48%     17.50%        4.96%      -1.81%     1.26%      12.51%         1.83%         2.83%        1.70%
-----------------------------------------------------------------------------------------------------------------------------------


CALCULATION OF ANNUAL RETURN

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value)

Annual Return = Fund Value / 1000 - 1

UNIT VALUES

----------------------------------------------------------------------------------------------------------------------------------
                        Growth     Growth     High Yield     Cash      Gov't       Asset    International     Bond         Global
          Date          Series     Income        Bond                           Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
        12/31/96       2.417567   2.317023     2.142777    1.373387   1.660837   2.073652      1.804473     1.048670        N/A
        12/31/97       3.116148   2.888650     2.386262    1.430775   1.784435   2.475333      1.949640     1.144127      1.079025
----------------------------------------------------------------------------------------------------------------------------------


SEPARATE ACCOUNT H,   A SHARE CLASS WITH EGMDB - STANDARDIZED 5 YEAR RETURNS

----------------------------------------------------------------------------------------------------------------------------------
                                                      Five Year Returns Period Ending 12/31/97
----------------------------------------------------------------------------------------------------------------------------------
                        Growth     Growth     High Yield     Cash       Gov't      Asset     International     Bond        Global
                        Series     Income        Bond                           Allocation                                 Growth
----------------------------------------------------------------------------------------------------------------------------------
       Fund Value      $2,067.91  $2,049.81    $1,517.11   $1,118.97  $1,234.43  $1,790.91     $1,779.64        N/A         N/A
     Annual Return      15.64%     15.44%        8.69%       2.27%      4.30%     12.36%         12.22%         N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------


CALCULATION OF ANNUAL RETURN

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-92 Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/5)  - 1

UNIT VALUES

-----------------------------------------------------------------------------------------------------------------------------------
                        Growth     Growth     High Yield     Cash      Gov't       Asset     International     Bond         Global
          Date          Series     Income        Bond                           Allocation                                  Growth
-----------------------------------------------------------------------------------------------------------------------------------
        12/31/92       1.420261   1.328197     1.482462    1.205126   1.362438   1.302693       1.032530        N/A          N/A
        12/31/97       3.116148   2.888650     2.386262    1.430775   1.784435   2.475333       1.949640     1.144127      1.079025
-----------------------------------------------------------------------------------------------------------------------------------

SEPARATE ACCOUNT H,   A SHARE CLASS WITH EGMDB - STANDARDIZED 10
YEAR/LIFETIME* RETURNS

-----------------------------------------------------------------------------------------------------------------------------------
                                               Lifetime Returns Period Ending 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                        Growth     Growth     High Yield     Cash       Gov't      Asset     International*    Bond*       Global
                        Series     Income        Bond                           Allocation*                               Growth*
-----------------------------------------------------------------------------------------------------------------------------------
       Fund Value      $6,959.64  $6,497.74    $4,516.17   $1,839.71  $2,115.51  $2,333.00     $1,837.60     $1,078.34   $1,016.98
     Annual Return      21.41%     20.58%       16.27%       6.29%      7.78%     10.58%         8.25%         3.85%       2.55%
     Period(years)        10         10           10          10          10     8.4219178     7.6739726     1.9972603  0.668493151
-----------------------------------------------------------------------------------------------------------------------------------

CALCULATION OF ANNUAL RETURN

Ten Year

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-87 Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/10)  - 1

Lifetime*

Fund Value = 1000 * (1 - .0575) * (31-Dec-97 Unit Value / Inception Date Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/ Period)  - 1

UNIT VALUES

-----------------------------------------------------------------------------------------------------------------------------------
                        Growth     Growth     High Yield     Cash      Gov't       Asset     International     Bond         Global
                        Series     Income        Bond                           Allocation                                  Growth
-----------------------------------------------------------------------------------------------------------------------------------
     Inception Date    02/08/84   02/08/84     02/08/84    02/08/84   11/19/85   08/01/89       05/01/90     01/02/96      05/01/97
     Incep. Date UV    0.422000   0.419000     0.498000    0.733000   0.795000   1.000000       0.999963     1.000000      1.000000
-----------------------------------------------------------------------------------------------------------------------------------
          Date
-----------------------------------------------------------------------------------------------------------------------------------
        12/31/87       0.700811   0.742671     0.829283    0.922236   0.881042      N/A           N/A           N/A          N/A
        12/31/97       3.116148   2.888650     2.386262    1.430775   1.784435   2.475333       1.949640     1.144127      1.079025
-----------------------------------------------------------------------------------------------------------------------------------

D.   STANDARDIZED PERFORMANCE SINCE FUND INCEPTION WITHOUT THE EGMDB

     The Fund historical performance for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

                         n
          P * ( 1 + T ) ^ = ERV

          Where:

          P = a hypothetical initial purchase payment of $1,000

          T = average annual total return for the period in question

          n = number of years

          ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).


     The formula assumes that: 1) all recurring fees have been charged to the contract owner's accounts; 2) all applicable non-recurring charges are deducted at the beginning of the period in question; and 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

SEPARATE ACCOUNT H,   A SHARE CLASS WITHOUT EGMDB - STANDARDIZED 1 YEAR RETURNS

---------------------------------------------------------------------------------------------------------------------------------
                                              One Year Returns Period Ending 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
                       Growth     Growth    High Yield    Cash       Gov't        Asset     International    Bond        Global
                       Series     Income       Bond                            Allocation                                Growth
---------------------------------------------------------------------------------------------------------------------------------
      Fund Value     $1,215.95  $1,176.09  $1,050.55    $982.78   $1,013.56    $1,126.09     $1,019.25    $1,029.23   $1,017.60
    Annual Return        21.59%     17.61%      5.06%      -1.72%      1.36%       12.61%         1.92%        2.92%       1.76%
---------------------------------------------------------------------------------------------------------------------------------


CALCULATION OF ANNUAL RETURN

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value)

Annual Return = Fund Value / 1000 - 1

UNIT VALUES

---------------------------------------------------------------------------------------------------------------------------------
                       Growth      Growth    High Yield     Cash       Gov't        Asset     International     Bond      Global
          Date         Series      Income       Bond                             Allocation                               Growth
---------------------------------------------------------------------------------------------------------------------------------
        12/31/96      2.446044    2.344315    2.168017    1.389564   1.677685     2.087662       1.815430     1.049620     N/A
        12/31/97      3.155718    2.925331    2.416563    1.448943   1.804175     2.494320       1.963261     1.146204   1.079678
---------------------------------------------------------------------------------------------------------------------------------


SEPARATE ACCOUNT H,   A SHARE CLASS WITHOUT EGMDB - STANDARDIZED 5 YEAR RETURNS

---------------------------------------------------------------------------------------------------------------------------------
                                                     Five Year Returns Period Ending 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
                       Growth      Growth    High Yield     Cash        Gov't        Asset     International    Bond      Global
                       Series      Income       Bond                              Allocation                              Growth
---------------------------------------------------------------------------------------------------------------------------------
       Fund Value     $2,077.32   $2,059.14  $1,524.01    $1,124.07   $1,240.04     $1,799.06     $1,787.74       N/A      N/A
     Annual Return     15.74%      15.54%      8.79%        2.37%       4.40%        12.46%         12.32%        N/A      N/A
---------------------------------------------------------------------------------------------------------------------------------


CALCULATION OF ANNUAL RETURN

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-92 Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/5)  - 1

UNIT VALUES

---------------------------------------------------------------------------------------------------------------------------------
                       Growth     Growth     High Yield     Cash        Gov't        Asset     International    Bond      Global
          Date         Series     Income        Bond                              Allocation                              Growth
---------------------------------------------------------------------------------------------------------------------------------
        12/31/92      1.431781   1.338969     1.494486    1.214901    1.371269     1.306738       1.035033       N/A       N/A
        12/31/97      3.155718   2.925331     2.416563    1.448943    1.804175     2.494320       1.963261    1.146204   1.079678
---------------------------------------------------------------------------------------------------------------------------------

SEPARATE ACCOUNT H,   A SHARE CLASS WITHOUT EGMDB - STANDARDIZED 10
YEAR/LIFETIME* RETURNS

-----------------------------------------------------------------------------------------------------------------------------------
                                              Lifetime Returns Period Ending 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                       Growth     Growth     High Yield     Cash        Gov't        Asset     International*   Bond*     Global
                       Series     Income        Bond                              Allocation*                             Growth*
-----------------------------------------------------------------------------------------------------------------------------------
       Fund Value     $7,048.02  $6,580.25   $4,573.52    $1,863.07   $2,138.91    $2,350.90     $1,850.44    $1,080.30  $1,017.60
     Annual Return     21.56%     20.73%       16.42%       6.42%       7.90%       10.68%         8.35%        3.94%      2.64%
     Period(years)       10         10           10          10          10        8.4219178     7.6739726    1.9972603 0.668493151
-----------------------------------------------------------------------------------------------------------------------------------

CALCULATION OF ANNUAL RETURN

Ten Year

Fund Value = 1000  * (1 - .0575) * (31-Dec-97 Unit Value / 31-Dec-87 Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/10)  - 1

 Lifetime*

Fund Value = 1000 * (1 - .0575) * (31-Dec-97 Unit Value / Inception Date Unit Value)

Annual Return = (Fund Value / 1000) ^ (1/ Period)  - 1

UNIT VALUES

----------------------------------------------------------------------------------------------------------------------------------
                        Growth    Growth     High Yield     Cash        Gov't        Asset     International    Bond       Global
                        Series    Income        Bond                              Allocation                               Growth
----------------------------------------------------------------------------------------------------------------------------------
     Inception Date    02/08/84  02/08/84     02/08/84    02/08/84    11/19/85     08/01/89       05/01/90    01/02/96    05/01/97
     Incep. Date UV    0.422000  0.419000     0.498000    0.733000    0.795000     1.000000       0.999963    1.000000    1.000000
----------------------------------------------------------------------------------------------------------------------------------
          Date
----------------------------------------------------------------------------------------------------------------------------------
        12/31/87       0.700811  0.742671     0.829283    0.922236    0.881042        N/A           N/A          N/A        N/A
        12/31/97       3.155718  2.925331     2.416563    1.448943    1.804175     2.494320       1.963261    1.146204    1.079678
----------------------------------------------------------------------------------------------------------------------------------

E.   NON-STANDARDIZED QUOTATIONS WITH EGMDB

          This schedule presents the formulas and calculations employed in producing the performance quotations set out in the SAI, under the heading, "NON-STANDARDIZED INVESTMENT RESULTS - SUB-ACCOUNTS OF ACCOUNT H." Amount and Compound Growth Rate calculations are shown for all base periods disclosed.

          The formula for calculating the current Amount of an originally invested $1,000 for a particular base period is:

          CP = ( X / Y ) * $1,000

          Where:

               CP = Amount at the end of the base period

               X = Accumulation unit value at the end of the base period

               Y = Accumulation unit value at the beginning of the base period

     The formula for calculating the Compound Growth Rate for a particular base period is:


                          ( 1 / n )
          GR = ( X / Y ) ^         - 1

          Where:

               GR = Annualized return

               X = Accumulation unit value at the end of the base period

               Y = Accumulation unit value at the beginning of the base period

               n = Number of years of fund performance being evaluated

SEPARATE ACCOUNT H,   A SHARE CLASS WITH EGMDB - NON-STANDARDIZED RETURNS

AMOUNT

----------------------------------------------------------------------------------------------------------------------------------
             Base Period
        ----------------------- Growth     Growth   High Yield    Cash      Gov't        Asset    International   Bond     Global
 Years  Start Date   End Date   Series     Income      Bond                           Allocation                           Growth
----------------------------------------------------------------------------------------------------------------------------------
   1    31-Dec-96   31-Dec-97 $12,889.60 $12,467.08 $11,136.31 $10,417.86 $10,744.19  $11,937.07   $10,804.48 $10,910.27     N/A
   2    31-Dec-95   31-Dec-97  14,778.19  14,666.10  12,491.09  10,846.16  10,975.14   13,694.46    12,582.43     N/A        N/A
   3    31-Dec-94   31-Dec-97  19,121.13  19,328.37  15,071.20  11,342.26  12,547.34   17,581.75    14,047.21     N/A        N/A
   4    31-Dec-93   31-Dec-97  19,036.59  19,546.39  13,953.64  11,672.28  11,890.55   17,368.55    14,184.30     N/A        N/A
   5    31-Dec-92   31-Dec-97  21,940.66  21,748.66  16,096.61  11,872.40  13,097.37   19,001.67    18,882.16     N/A        N/A
 Life   See Below   31-Dec-97  73,842.37  68,941.53  47,916.90  19,519.44  22,445.73   24,753.33    19,497.12  11,441.27 $10,790.25
----------------------------------------------------------------------------------------------------------------------------------

Amount = ( End Date Unit Value / Start Date Unit Value ) * 10,000


COMPOUND GROWTH RATE

----------------------------------------------------------------------------------------------------------------------------------
             Base Period
        -----------------------   Growth    Growth   High Yield    Cash      Gov't      Asset    International    Bond     Global
 Years  Start Date     End Date   Series    Income      Bond                         Allocation                            Growth
----------------------------------------------------------------------------------------------------------------------------------
   1     31-Dec-96    31-Dec-97   28.90%    24.67%     11.36%      4.18%     7.44%     19.37%        8.04%        9.10%      N/A
   2     31-Dec-95    31-Dec-97   20.33%    21.10%     11.76%      4.14%     4.76%     17.02%       12.17%         N/A       N/A
   3     31-Dec-94    31-Dec-97   24.12%    24.57%     14.65%      4.29%     7.86%     20.69%       11.99%         N/A       N/A
   4     31-Dec-93    31-Dec-97   17.46%    18.24%      8.69%      3.94%     4.42%     14.80%        9.13%         N/A       N/A
   5     31-Dec-92    31-Dec-97   17.02%    16.81%      9.99%      3.49%     5.54%     13.70%       13.56%         N/A       N/A
 Life    See Below    31-Dec-97   15.46%    14.90%     11.93%      4.93%     6.90%     11.36%        9.09%        6.97%    12.05%
----------------------------------------------------------------------------------------------------------------------------------


One Year Return = (31-Dec-97 Unit Value / 31-Dec-96 Unit Value ) - 1 Two Year Return = (31-Dec-97 Unit Value / 31-Dec-95 Unit Value ) ^ (1/2) - 1 Three Year Return = (31-Dec-97 Unit Value / 31-Dec-94 Unit Value ) ^ (1/3) - 1 Four Year Return = (31-Dec-97 Unit Value / 31-Dec-93 Unit Value ) ^ (1/4) - 1 Five Year Return = (31-Dec-97 Unit Value / 31-Dec-92 Unit Value ) ^ (1/5) - 1 Life Return = (31-Dec-97 Unit Value / Inception Date Unit Value ) ^ (1/period) - 1

UNIT VALUES

---------------------------------------------------------------------------------------------------------------------
    Date        Growth     Growth    High Yield    Cash       Gov't       Asset    International     Bond     Global
                Series     Income       Bond                           Allocation                             Growth
---------------------------------------------------------------------------------------------------------------------
  12/31/92     1.420261   1.328197    1.482462   1.205126   1.362438    1.302693     1.032530
  12/31/93     1.636925   1.477843    1.710135   1.225788   1.500717    1.425181     1.374506
  12/31/94     1.629688   1.494513    1.583325   1.261455   1.422162    1.407899     1.387920
  12/31/95     2.152306   1.969610    1.910372   1.319153   1.625888    1.807544     1.549494
  12/31/96     2.417567   2.317023    2.142777   1.373387   1.660837    2.073652     1.804473      1.048670
  12/31/97     3.116148   2.888650    2.386262   1.430775   1.784435    2.475333     1.949640      1.144127  1.079025
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
     Life Returns       Growth     Growth   High Yield    Cash      Gov't       Asset     International    Bond        Global
                        Series     Income      Bond                          Allocation                                Growth
-----------------------------------------------------------------------------------------------------------------------------
 Inception/Start Date  02/08/84  02/08/84    02/08/84   02/08/84   11/19/85     08/01/89    05/01/90      01/02/96   05/01/97
      Unit Value       0.422000  0.419000    0.498000   0.733000   0.795000     1.000000    0.999963      1.000000   1.000000
    Period (years)     13.90     13.90       13.90      13.90      12.12         8.42        7.67          2.00       0.67
-----------------------------------------------------------------------------------------------------------------------------

F.   NON-STANDARDIZED QUOTATIONS WITHOUT EGMDB

          This schedule presents the formulas and calculations employed in producing the performance quotations set out in the SAI, under the heading, "NON-STANDARDIZED INVESTMENT RESULTS - SUB-ACCOUNTS OF ACCOUNT H." Amount and Compound Growth Rate calculations are shown for all base periods disclosed.

          The formula for calculating the current Amount of an originally invested $1,000 for a particular base period is:

          CP = ( X / Y ) * $1,000

          Where:

               CP = Amount at the end of the base period

               X = Accumulation unit value at the end of the base period


               Y = Accumulation unit value at the beginning of the base period

          The formula for calculating the Compound Growth Rate for a particular base period is:

                          ( 1 / n )
          GR = ( X / Y ) ^         - 1

          Where:

               GR = Annualized return

               X = Accumulation unit value at the end of the base period

               Y = Accumulation unit value at the beginning of the base period

               n = Number of years of fund performance being evaluated

SEPARATE ACCOUNT H,   A SHARE CLASS WITHOUT EGMDB - NON-STANDARDIZED RETURNS

AMOUNT

-----------------------------------------------------------------------------------------------------------------------------------
            Base Period
       --------------------    Growth    Growth    High Yield   Cash      Gov't       Asset     International    Bond     Global
 Years Start Date  End Date    Series    Income      Bond                           Allocation                            Growth
-----------------------------------------------------------------------------------------------------------------------------------
   1   31-Dec-96  31-Dec-97 $12,901.32 $12,478.40 $11,146.42 $10,427.32 $10,753.95  $11,947.91   $10,814.30   $10,920.18    N/A
   2   31-Dec-95  31-Dec-97  14,504.51  14,692.76  12,513.79  10,865.88  10,995.09   13,719.35    12,605.30       N/A       N/A
   3   31-Dec-94  31-Dec-97  19,173.29  19,381.10  15,112.32  11,373.20  12,581.57   17,629.71    14,085.53       N/A       N/A
   4   31-Dec-93  31-Dec-97  19,105.87  19,617.52  14,004.42  11,714.76  11,933.82   17,431.76    14,235.92       N/A       N/A
   5   31-Dec-92  31-Dec-97  22,040.52  21,847.64  16,169.86  11,926.43  13,156.97   19,088.14    18,968.10       N/A       N/A
 Life  See Below  31-Dec-97  74,780.05  69,816.98  48,525.37  19,767.30  22,694.02   24,943.20    19,633.33    11,462.04 $10,796.78
-----------------------------------------------------------------------------------------------------------------------------------

Amount = ( End Date Unit Value / Start Date Unit Value ) * 10,000


COMPOUND GROWTH RATE

-------------------------------------------------------------------------------------------------------------------------
               Base Period
         ----------------------   Growth  Growth   High Yield   Cash    Gov't    Asset     International  Bond    Global
 Years   Start Date   End Date    Series  Income      Bond                     Allocation                         Growth
-------------------------------------------------------------------------------------------------------------------------
   1      31-Dec-96   31-Dec-97   29.01%  24.78%     11.46%     4.27%   7.54%    19.48%        8.14%      9.20%    N/A
   2      31-Dec-95   31-Dec-97   20.43%  21.21%     11.87%     4.24%   4.86%    17.13%        12.27%      N/A     N/A
   3      31-Dec-94   31-Dec-97   24.23%  24.68%     14.76%     4.38%   7.96%    20.80%        12.10%      N/A     N/A
   4      31-Dec-93   31-Dec-97   17.57%  18.35%      8.78%     4.04%   4.52%    14.90%        9.23%       N/A     N/A
   5      31-Dec-92   31-Dec-97   17.12%  16.92%     10.09%     3.59%   5.64%    13.80%        13.66%      N/A     N/A
 Life     See Below   31-Dec-97   15.57%  15.00%     12.03%     5.02%   6.99%    11.46%        9.19%      7.07%   12.15%
-------------------------------------------------------------------------------------------------------------------------


One Year Return = (31-Dec-97 Unit Value / 31-Dec-96 Unit Value ) - 1 Two Year Return = (31-Dec-97 Unit Value / 31-Dec-95 Unit Value ) ^ (1/2) - 1 Three Year Return = (31-Dec-97 Unit Value / 31-Dec-94 Unit Value ) ^ (1/3) - 1 Four Year Return = (31-Dec-97 Unit Value / 31-Dec-93 Unit Value ) ^ (1/4) - 1 Five Year Return = (31-Dec-97 Unit Value / 31-Dec-92 Unit Value ) ^ (1/5) - 1 Life Return = (31-Dec-97 Unit Value / Inception Date Unit Value ) ^ (1/period) - 1

UNIT VALUES

----------------------------------------------------------------------------------------------------------------------
   Date      Growth    Growth   High Yield    Cash      Gov't      Asset    International    Bond      Global
             Series    Income      Bond                         Allocation                             Growth
----------------------------------------------------------------------------------------------------------------------
 12/31/92   1.431781  1.338969   1.494486   1.214901  1.371269   1.306738      1.035033
 12/31/93   1.651701  1.491183   1.725572   1.236853  1.511817   1.430906      1.379090
 12/31/94   1.645893  1.509374   1.599068   1.273998  1.433982   1.414839      1.393814
 12/31/95   2.175681  1.991002   1.931120   1.333481  1.640891   1.818103      1.557488
 12/31/96   2.446044  2.344315   2.168017   1.389564  1.677685   2.087662      1.815430    1.049620
 12/31/97   3.155718  2.925331   2.416563   1.448943  1.804175   2.494320      1.963261    1.146204   1.079678
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
     Life Returns        Growth   Growth    High Yield   Cash     Gov't        Asset      International      Bond       Global
                         Series   Income       Bond                         Allocation                                  Growth
-------------------------------------------------------------------------------------------------------------------------------
 Inception/Start Date   02/08/84  02/08/84    02/08/84  02/08/84  11/19/85      08/01/89     05/01/90       01/02/96   05/01/97
      Unit Value        0.422000  0.419000    0.498000  0.733000  0.795000      1.000000     0.999963       1.000000   1.000000
    Period (years)      13.90     13.90       13.90     13.90     12.12          8.42         7.67           2.00       0.67
-------------------------------------------------------------------------------------------------------------------------------